UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 30, 2016

Commission file number: 001-35653

Sunoco LP

(Exact name of registrant as specified in its charter)

Delaware	30-0740483
(State or other jurisdiction of Incorporation or organization)	(IRS Employer Identification No.)

555 East Airtex Drive

Houston, TX 77073

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (832) 234-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As previously reported on the Current Report on Form 8-K filed by Sunoco LP (the “Partnership”) with the Securities and Exchange Commission on November 16, 2015, the Partnership has entered into a Contribution Agreement dated November 15, 2015 (the “Contribution Agreement”) with Sunoco, LLC (“SUN LLC”), Sunoco, Inc. (“Retail Parent”), ETP Retail Holdings, LLC (“Contributor”), Sunoco GP LLC, the general partner of the Partnership, and Energy Transfer Partners, L.P., pursuant to which the Partnership will acquire from Contributor, effective January 1, 2016, (a) 100% of the issued and outstanding membership interests of Sunoco Retail, LLC (“SUN Retail”), an entity that will be formed by Sunoco, Inc. (R&M), an indirect wholly owned subsidiary of Retail Parent, prior to the closing of the transactions contemplated by the Contribution Agreement, and (b) 68.42% of the issued and outstanding membership interests of SUN LLC (the “Acquisition”).

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The following financial statements of the Sunoco Retail Businesses are filed as Exhibit 99.1 hereto and incorporated herein by reference.

•	Audited Combined Financial Statements as of December 31, 2015 and December 31, 2014, and for the years ended December 31, 2015, December 31, 2014 and December 31, 2013.

(b) Pro Forma Financial Information.

The following pro forma financial statements of the Partnership reflecting the consummation of the Acquisition and the related financing have been prepared in accordance with Article 11 of Regulation S-X, are filed as Exhibit 99.2 hereto and are incorporated herein by reference:

•	Unaudited pro forma combined balance sheet as of December 31, 2015;
•	Unaudited pro forma combined statement of operations for the years ended December 31, 2015 and December 31, 2014; and
•	Notes to unaudited pro forma combined financial statements.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Grant Thornton LLP.

99.1	Audited Combined Financial Statements as of December 31, 2015 and December 31, 2014, and for the years ended December 31, 2015, December 31, 2014 and December 31, 2013 of the Sunoco Retail Businesses.

99.2	Unaudited Pro Forma Combined Financial Statements of Sunoco LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP

	By:	SUNOCO GP LLC, its General Partner

Date: March 30, 2016	By:	/s/ Leta McKinley
	Name:	Leta McKinley
	Title:	Vice President, Controller and Principal Accounting Officer

SUNOCO LP

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Grant Thornton LLP.

99.1	Audited Combined Financial Statements as of December 31, 2015 and December 31, 2014, and for the years ended December 31, 2015, December 31, 2014 and December 31, 2013 of the Sunoco Retail Businesses.

99.2	Unaudited Pro Forma Combined Financial Statements of Sunoco LP.